BARON

FUNDS®

Baron Fifth Avenue Growth Fund

Supplement dated April 20, 2011 to Summary Prospectus dated

January 28, 2011

Effective April 20, 2011, the Summary Prospectus of Baron Fifth Avenue Growth Fund (the “Fund”) is modified as follows:

On page 5 of the Summary Prospectus, “within a six-month period” in the first sentence of the first full paragraph under “You Can Purchase or Redeem Shares By:” is deleted in its entirety and replaced with “within a ninety-day period.”

This information supplements the Summary Prospectus dated January 28, 2011. This Supplement, the Summary Prospectus and the Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.